Exhibit 10.3

CONCRETE PUMPING HOLDINGS, INC.

2015 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE

Concrete Pumping Holdings, Inc. (the “Company”), hereby grants to the individual listed below (the “Participant”), pursuant to the Company’s 2015 Equity Incentive Plan (as may be amended from time to time, the “Plan”), an option to purchase the number of shares (“Shares”) of the Company’s Common Stock set forth below (the “Option”), subject to the terms and conditions set forth in this Grant Notice and in the Stock Option Agreement attached hereto as Exhibit A (together, the “Option Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

Participant:	_________________________

Grant Date:	____________________, 20__

Vesting Commencement Date:	_________________________

Total Number of Shares Subject
to Option:	____________________ Shares

Exercise Price Per Share:[1]	$____________________

Expiration Date:	____________________

Type of Option:	☐ Incentive Stock Option ☐ Nonqualified Stock Option

Vesting Schedule:	[To be customized.]

Termination:	[The Option shall terminate on the Expiration Date set forth above or, if earlier, as set forth in this Option Agreement, in either case, without payment or consideration therefor.]

By his or her signature below, the Participant agrees to be bound by the terms and conditions of the Plan and this Option Agreement. The Participant has received and reviewed this Option Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands the provisions of this Option Agreement and the Plan. The Participant and, if applicable, his or her spouse, shall, concurrently with the execution of this Option Agreement, sign and deliver to the Company the Consent of Spouse attached to this Grant Notice as Exhibit B. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement.

CONCRETE PUMPING	PARTICIPANT
HOLDINGS, INC.

By:
Name:	Print Name:
Title:	Address:
Address:

1 Fair market value of a share of Common Stock on the Grant Date.

EXHIBIT A

STOCK OPTION AGREEMENT

Pursuant to this Stock Option Agreement (this “Option Agreement”), the Company hereby grants to the Participant under the Plan an option to purchase the number of Shares indicated in the Stock Option Grant Notice (the “Grant Notice”) at the exercise price per share set forth in the Grant Notice (the “Exercise Price”).

1.            Plan Incorporated By Reference. Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference and which shall control in the event of any inconsistency between this Option Agreement and the Plan.

2.             Incentive Stock Option Designation. If designated in the Grant Notice as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Code Section 422; provided, however, that to the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by the Participant during any calendar year (under the Plan and all other incentive stock option plans of the Company (or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Code Sections 424(e) or 424(f), respectively)) exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of the Common Stock shall be determined as of the time the option with respect to such stock is granted.

3.            Exercise of Option.

(a)           Right to Exercise.

(i)           This Option shall be exercisable cumulatively according to the vesting schedule set out in the Grant Notice. For purposes of this Option Agreement, Shares subject to this Option shall vest based on the Participant’s continued status as a Service Provider, unless otherwise determined by the Administrator.

(ii)          This Option may not be exercised for a fraction of a Share.

(iii)         In the event of the Participant’s death, Disability or other termination of the Participant’s status as a Service Provider, the exercisability of the Option shall be governed by Section 7 hereof.

(iv)         If the exercise of the Option following the termination of the Participant’s status as a Service Provider would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act or other applicable securities laws, then the Option shall terminate on the earlier of (i) the Expiration Date of the Option as set forth in the Grant Notice or (ii) the expiration of the three (3)-month period immediately following the post-termination period in which the exercise of the Option would be in violation of such securities laws.

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(v)          In no event may this Option be exercised after the Expiration Date of this Option as set forth in the Grant Notice.

(b)           Method of Exercise. This Option shall be exercisable by written notice to the Company (in the form attached hereto as Exhibit A-1), or such other form as the Administrator may prescribe (in any case, the “Exercise Notice”). The Exercise Notice shall state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such Shares of Common Stock as may be required by the Company. The Exercise Notice shall be signed by the Participant and shall be delivered in person or by certified mail to the Secretary of the Company or such other authorized representative of the Company as the Administrator may designate. The Exercise Notice shall be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax.

(c)           Applicable Law. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.

4.             Participant Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act, at the time this Option is exercised, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A-2. In addition, the Company may require the Participant to make any further representations and warranties as may be necessary or desirable under any applicable law or regulation before allowing the Option to be exercised.

5.            Method of Payment. Payment of the Exercise Price shall be by cash or by check, payable to the order of the Company or, to the extent permitted by the Administrator, any of the other forms of payment described in Section 5(f) of the Plan.

6.            Restrictions on Exercise. This Option may not be exercised until the Plan has been approved by a majority of the stockholders of the Company entitled to vote. In addition, if the issuance of Shares upon such exercise or if the method of payment for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may not be exercised.

7.            Termination of Service Relationship. Following a termination of the Participant’s status as a Service Provider, the Option shall remain outstanding and exercisable (to the extent vested) for a period of three (3) months following such termination, provided, however, that notwithstanding the foregoing, (i) if the Participant’s status as a Service Provider is terminated for Cause at any time, the Option shall terminate and be forfeited in full as of the start of business on the date of the Participant’s termination for Cause, without regard to the Option’s vested status, and (ii) if the Participant’s status as a Service Provider is terminated due to the Participant’s death or Disability at any time, the Option shall remain outstanding and exercisable (to the extent vested) for a period of one year following such termination (and, in the case of the Participant’s death, shall be exercisable by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance). Notwithstanding the foregoing, (x) in no event shall any portion of the Option vest following termination of the Participant’s status as a Service Provider, and (y) in no event shall any portion of the Option be exercisable after the Expiration Date stated above. If the Participant (or the Participant’s estate, as applicable) does not exercise the Option within the time specified herein following a termination of Service Provider status, the Option shall terminate.

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8.            Non-Transferability of Option. Except as may be expressly determined by the Administrator in accordance with Section 9(a) of the Plan, this Option may not be transferred in any manner except by will or by the laws of descent or distribution and this Option may be exercised during the lifetime of the Participant only by the Participant. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

9.            Adjustments. The Participant acknowledges that the Option is subject to modification and termination in certain events as provided in this Option Agreement and Section 8 of the Plan.

10.          Certain Incorporations. Without limiting the generality of any other provision hereof, Sections 10(h) (“Lock-Up Period”), 10(i) (“Right of First Refusal”) and 10(j) (“Take-Along Rights”) of the Plan are hereby expressly incorporated into this Option Agreement as if first set forth herein and applicable to this Option and any Shares issued upon the exercise hereof.

11.           No Effect on Service Provider Status. This Option Agreement is not an employment or service contract, and nothing contained in this Option Agreement, the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on the Participant’s part to continue as a Service Provider of the Company, or of the Company to continue the Participant’s Service Provider status (in any form) with the Company. The Company shall have the right, which is hereby expressly reserved, to terminate or change the Participant’s terms of employment or other service at any time for any reason whatsoever, with or without good cause, subject to the terms of any written agreement between the Participant and the Company.

12.          Governing Law. This Option Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by the laws of the State of Delaware, without giving effect to principles of conflicts of law.

13.          Severability. In the event that any provision in this Option Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Option Agreement, which shall remain in full force and effect.

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14.          Notices. Any notice, demand or request required or permitted to be given by either the Company or the Participant pursuant to the terms of this Option Agreement shall be in writing and shall be deemed given and received: (i) upon delivery, if delivered in person or by e-mail, (ii) one business day after having been deposited for overnight delivery with Federal Express or another comparable overnight courier service, or (iii) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, addressed to the parties at the addresses of the parties set forth at the end of the Grant Notice or such other address as a party may request by notifying the other in writing.

15.          Cooperation. The Participant agrees, upon request, to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Option Agreement.

16.          Acknowledgement. The Participant has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement.

17.          Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Option Agreement.

18.          Entire Agreement. This Option Agreement sets forth the entire agreement between the parties with respect to the Option and merges all prior discussions between the parties.

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EXHIBIT A-1

CONCRETE PUMPING HOLDINGS, INC.

2015 Equity Incentive Plan

EXERCISE NOTICE

Concrete Pumping Holdings, Inc.

Attention: [Stock Administration]

1.             Exercise of Option. Effective as of today, ___________, _____, the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase _________ shares of the Common Stock (the “Shares”) of Concrete Pumping Holdings, Inc. (the “Company”), under and pursuant to the Company’s 2015 Equity Incentive Plan (as amended from time to time, the “Plan”) and the Stock Option Agreement dated _____________________ (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:		$_______________

Total Exercise Price:		$______________

Certificate to be issued in name of:

Cash Payment delivered herewith:	☐	$______________

Other form of consideration delivered herewith (only if approved by the Administrator):	☐	Form of Consideration: $_______________

Type of Option:        ☐ Incentive Stock Option       ☐ Non-Qualified Stock Option

2.             Representations of the Participant. The Participant acknowledges that the Participant has received, read and understood the Plan and the Option Agreement. The Participant agrees to abide by and be bound by their terms and conditions.

3.             Rights as Stockholder. Until the stock certificate evidencing Shares purchased pursuant to the exercise of the Option is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 8 of the Plan. The Participant shall enjoy rights as a stockholder until such time as the Participant disposes of the Shares, subject to Section 4 below.

4.             The Participant’s Rights to Transfer Shares. Without limiting the generality of any other provision hereof, the Participant hereby expressly acknowledges that Sections 10(h) (“Lock-Up Period”), 10(i) (“Right of First Refusal”) and 10(j) (“Take-Along Rights”) of the Plan are expressly incorporated into this Agreement and are applicable to the Shares acquired by the Participant pursuant to this Exercise Notice.

5.            Transfer Restrictions. Any transfer or sale of the Shares is further subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transfer or attempted transfer of any of the Shares not in accordance with the terms of this Agreement, and/or applicable law shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

6.            Tax Consultation. The Participant understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the purchase or disposition of the Shares and that the Participant is not relying on the Company for any tax advice.

7.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends. The Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TAKE-ALONG RIGHTS, FORFEITURE PROVISIONS, TRANSFER RESTRICTIONS AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S), AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH FORFEITURE PROVISIONS, TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

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(b)           Stop-Transfer Notices. The Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.             Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

9.             Interpretation. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Agreement.

10.           Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

11.           Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12.           Further Instruments. The Participant hereby agrees to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement including, without limitation, the Investment Representation Statement in the form attached to the Option Agreement as Exhibit A-2.

13.           Delivery of Payment. The Participant herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax. Payment of the Exercise Price shall be made in accordance with Section 5 of the Option Agreement.

14.           Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof.

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Accepted by:	Submitted by:

CONCRETE PUMPING	PARTICIPANT
HOLDINGS, INC.

By:
Name:	Participant
Title:

Address:

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EXHIBIT A-2

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	Concrete Pumping Holdings, Inc.

SECURITY	:	Common Stock

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Concrete Pumping Holdings, Inc. (the “Company”), the undersigned (the “Participant”) represents to the Company the following:

(a)          The Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Participant is acquiring these Securities for investment for the Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)          The Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant’s investment intent as expressed herein. The Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Company is under no obligation to register the Securities. The Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable securities laws or agreements.

(c)           The Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may under present law be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as this term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3)-month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than six months, or, in the event the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, not less than one year, after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above or, in the case of a non-affiliate who subsequently holds the Securities less than one year, the satisfaction of the conditions set forth in section (2) of the paragraph immediately above.

(d)          The Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of the Participant:

Participant

Date: _______________________, ____

EXHIBIT B

SPOUSAL CONSENT

The undersigned does hereby certify that the undersigned is the spouse of _______________, the individual who executed the above Stock Option Agreement (the “Agreement”). The undersigned acknowledges that the undersigned’s spouse’s interest in the Shares (as defined in the Agreement) shall be irrevocably subject to the restrictions and bound by the terms of the Agreement. The undersigned further understands and agree that the undersigned’s community property interest in such securities, if any, shall similarly be subject to said restrictions and bound by said terms. The undersigned agrees to execute and deliver such documents as may be necessary to carry out the intent of the Agreement.

Dated: __________, ____

Name:

— OR —

I, ___________________, the person who executed the above Stock Option Agreement, do hereby certify that I am not married.

Dated: __________, ____

Name: